Exhibit 99.1

Delivering carbon-free thermal and electrical energy J U L Y 2 0 2 6

Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved. 2 Disclaimer This presentation (this “Presentation”) has been prepared by Terrestrial Energy Inc. (the “Company”) solely for informational purposes. This Presentation is intended to provide a general overview of the Company and its business. This Presentation should not be construed as a prospectus or offering document and it should not be relied upon or used to form the definitive basis for any decision, contract, commitment or action whatsoever, with respect to any proposed transaction or otherwise. Any investment decision should be made based solely on the information contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s registration statements on Form S-1, Form S-4, Form S-8, and subsequent Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, and Annual Reports on Form 10-K, which identify risk factors that could cause actual results to differ materially from those contained in this Presentation. The Company’s SEC filings are available on the SEC’s website at www.sec.gov. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy, or a recommendation to buy, any securities of the Company, nor shall there be any sale of any securities of the Company in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Nothing in this Presentation shall create any legally binding obligations on the part of the Company or constitute legal, tax, investment, or financial advice. Certain information contained herein has been derived from sources prepared by third parties or the Company. While such information is believed to be reliable for the purposes used herein, none of the Company or their respective affiliates or representatives makes any representation or warranty with respect to the accuracy or completeness of such information. The information contained in the third-parties citations referenced in this Presentation is not incorporated by reference into this Presentation. The statements contained in this Presentation that are not purely historical are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our expectations, milestones, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Presentation are based on our current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements speak only as of the date of this Presentation and involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) risks related to the development, manufacturing and construction of IMSR Plants and key components, including potential delays, cost overruns and contractor performance issues; (2) the Company’s ability to obtain applicable regulatory approvals and licenses on a timely basis or at all; (3) the ability of management to manage growth; (4) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors, including from alternative energy technologies, energy price volatility, and competition from other advanced reactor developers; (5) potential supply chain constraints and cost inflation for specialized nuclear-grade materials and components; (6) any failure to comply with the laws and regulations governing the use, transportation, and disposal of toxic, hazardous and/or radioactive materials; (7) changes in domestic and foreign business, market, financial and political conditions, and in applicable laws and regulations, including tariffs; (8) the ability to raise additional funding in the future; (9) the outcome of any legal proceedings that may be instituted against the Company; and (10) other risk factors described herein as well as the risk factors and uncertainties described in the documents filed by the Company from time to time with the U.S. Securities and Exchange Commission (the “SEC”). The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing risk factors and the other risks and uncertainties described in the documents filed by the Company from time to time with the SEC. In addition, there may be additional risks that the Company presently knows, or that it currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this Presentation should be regarded as a representation or warranty, either express or implied, by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The information contained in this Presentation is provided as of the date hereof and may change, and the Company and its representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, inaccuracies, future events or otherwise, except as may be required under applicable securities laws. Information contained on our website is not a part of or incorporated into this Presentation. The Company and its affiliates, officers, employees, and agents make no representation or warranty, express or implied, as to the accuracy, completeness, or reliability of the information contained in this Presentation and expressly disclaim any liability for any errors, omissions, or reliance on such information. This Presentation may contain references to trademarks, service marks, and trade names belonging to the Company or other entities. Solely for convenience, such trademarks, service marks, and trade names may appear in this Presentation without the ®, , or ℠ symbols, but such references are not intended to indicate, in any way, that the Company or applicable licensor will not assert, to the fullest extent under applicable law, its rights to these marks.

Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved. 3 Investment summary The most capital-efficient SMR for rapid deployment at scale Terrestrial Energy is an SMR developer whose proprietary Integral Molten Salt Reactor (IMSR), a Generation IV technology, delivers low-cost nuclear energy. Its use of readily available LEU fuel, modular design for fast construction, and regulatory leadership position it for rapid deployment at fleet scale. Clean firm high-temperature thermal energy and electric power generated ~50% more efficiently IMSR Plants supply clean firm thermal energy and electricity directly to industry. High-temperature (585°C) thermal energy supply delivers ~50% greater steam-turbine efficiency than nuclear plants that use light-water reactor technology. Capital-light model targeting a $2.3T Serviceable Addressable Market Terrestrial Energy’s capital-light model captures a Serviceable Addressable Market growing to $2.3T by 2050 with revenues starting during site development and construction, and extending 50+ years over IMSR Plant operating life with component, fuel, and O&M services supply Decade plus track record of nuclear plant design, supplier and regulatory development IMSR Plant now benefiting from Terrestrial Energy’s decade plus track record of design, supply chain and regulatory development. Company’s management team has delivered multiple consequential milestones including those from engagement with U.S. and Canadian nuclear regulators

The IMSR's unique attributes allow it to address both industrial heat and electricity markets

$1.6T
current SAM

Total serviceable addressable market (SAM) for IMSR Plants is expected to grow 47% to $2.3T by 2050

OECD industrial heat market ($1,200B)

+

OECD electricity market ($1,100B)

Firm & Low-Cost
Industrials require clean firm low-cost thermal energy at high-temperatures for manufacturing processes. This is beyond the capabilities of LWR nuclear plants and today it is almost universally supplied with fossil fuel combustion

High Temperature
IMSR Plants have high-temperature thermal output, creating an alternative to fossil fuel combustion in many industrial processes. This also enables electricity generation at up to 50% higher efficiency than LWR nuclear plant for transformative economic improvement

50+ Year Life
IMSR Plants have a 50+ year operating life, which is more competitive than coal-fired power generation fuel supply, inclusive of coal and transportation costs

Deployable
IMSR Plants enable distributed generation as they are deployable at or near industrial site, including "behind the fence" for dedicated industrial heat and power supply



TERRESTRIAL
ENERGY

Modular
IMSR Plant design is smaller to be right-sized for today's deployment opportunity and modular in design for fast construction and decentralized generation at individual industrial sites, coal plant sites, data centers, for grids

Clean
IMSR Plant provides clean firm electric power for industry and municipal use. It is a logical solution for near- and co-located large data center supply and for coal plant replacement, two large markets

Customized
IMSR Plant heat supply systems can be customized without requiring nuclear regulatory re-approval, to deliver a customized mix of high-temperature heat and low-cost electricity for industrial use

Load Following
IMSR Plant output can rapidly load-follow (i.e., adjusts its output to demand) for hybrid installations integrating intermittent renewable generation to deliver clean firm power to grid

TERRESTRIAL ENERGY
Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.
4

IMSR Plant is designed for fast delivery of energy solutions to industry

Separation of nuclear from thermal and electrical systems allows:

- Allows end-user flexibility to customize thermal and electricity supply
- Provides an attractive pathway for coal plant conversion
- Allows for hybridization with other energy systems, including natural gas and renewables, facilitating the delivery of electric power within five years.

Note: Example is for a dual reactor IMSR Plant. Scaling up is possible.
Source: Company internal view



End-user heat / power (industry / grid electric power)
C
Heat
Power
IMSR Non-nuclear Thermal and Electric Facility (TEF)
B
R2
R1
A
Dual IMSR Nuclear Facility

A **Standardized IMSR Nuclear Facility**
- Subject to nuclear regulation
- Standardized, simplified design reduces costs
- 822 MW (net) thermal energy production from twin IMSRs

B **Customized non-nuclear Thermal and Electric Facility (TEF)**
- Converts thermal energy to 585°C 822 MW (net) thermal or 390 MW (net) electric power for commercial supply – or any heat/electric power mix in between
- Steam turbines operate at ~50% greater efficiency than in a plant employing LWRs
- Separate Nuclear Facility & non-nuclear Thermal and Electric Facility (TEF) enables the potential to integrate natural gas as a bridge to rapid commercial operation and use as back-up during nuclear systems' operation

C **Near and co-located generation**
- Data centers
- Chemical and petrochemical plant
- Other industrials requiring clean firm heat & power

Prospective off-takers
- Electric grid, from coal conversion



Principal flow of energy
HEAT 585°C
Conversion loss
HEAT POWER
822 MWt (thermal)
585°C
390 MWe (electrical)

TERRESTRIAL ENERGY

Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.

5

Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved. 6 The IMSR Plant has the operational capability to supply three key, large market verticals Many markets showing clear policy support for nuclear energy 1 Industrial heat and power Today, thermal energy (heat) for industrial processes is produced almost entirely from combustion of oil, coal, and natural gas – presenting a large replacement market to be filled with IMSR Plants. 2 3 Coal plant replacements IMSR Plant at 390 MWe is suitably sized for data centers, industrial applications, and grid applications, including replacing aging fossil fuel plants. IMSR Plant is land-efficient – requiring a fraction of the physical footprint of LWR technology – which further increases siting flexibility. IMSR Plant innovation reaches new markets and sectors The IMSR Plant is small and modular for fast construction and ease of deployment. It is ideally suited for deployment close to point of demand, whether a data center, large industrial plant requiring heat and/or power, or for grid generation at points of congestion, generating clean firm electric power with high efficiency while reducing grid congestion. Data center power supply Increasing demand for computing driven by the AI industry requires near- and co-located clean firm power. IMSR Plants can be installed at near-location sites to supply electricity to data centers at giga-watt scale with baseload reliability, high-efficiency, and zero emissions.

Terrestrial Energy's IMSR Plant addresses the weaknesses and limitations of LWR technology with best-in-class Gen IV reactor technology

- While Gen IV reactors are defined by international accord as having capabilities to outperform Gen III reactors (LWRs), MSR has potential to outperform in the Gen IV class from the unique triple advantage of high-temperature and low-pressure operation with high inherent safety.
- Terrestrial Energy has captured this triple advantage to deliver the most capital efficient SMR in its sector and with its use of LEU the most deployable at scale.


R2
R1

Terrestrial Energy IMSR
Gen IV Molten Salt Reactor (MSR)

✓ Best-in-class SMR capital efficiency:
- ~585 °C operational temperature, delivers ~44% (net) thermal efficiency
- Low-pressure operation easing design requirements, lowering manufacturing costs
- High inherent safety
- High power density captures best practices in modular design for fast construction and economic performance

✓ Lower Supply Chain Risk:
- Uses Standard fuel – LEU (<5% enrichment)
- Fuel widely available, no exotic fuel suppliers and bottlenecks to fleet scale, no single point of failure in the supply chain

✓ Favorable Regulatory Positioning:
- Full review by CNSC, a first for a Gen IV SMR
- Two NRC topical reports approved



Gen IV High Temperature Gas Reactor (HTGR)

⊗ Lower capital efficiency due to:
- Expensive high-pressure helium cooling systems with inefficient heat transfer limits thermal efficiency to <40% (net)
- Large pressure vessels and oversized containment systems limits use of modularity in design
- Comparatively low power-density, results in larger reactor components and poor modularity capabilities

⊗ Constrained Supply Chain:
- Requires TRISO with HALEU (15-20% enrichment)
- Nascent supply chain. Limited qualified vendors. Constrained production capacity

⊗ No previous licensing for HTGR:
- Mixed commercial Opex
- Full review by CNSC, a second for a Gen IV SMR



Gen IV Sodium Fast Reactor (SFR)

⊗ Lower capital efficiency due to:
- Low pressure but lower temperature operation reduces efficiency to <40% (net)
- Complexities of safe fast reactor operation and management of 1000's tonnes of hot liquid sodium drive costs
- Comparatively low power-density, results in larger reactor components and poor modularity capabilities

⊗ Constrained Supply Chain:
- Requires HALEU (15-20% enrichment) fuel at commercial scale, subject to material bottlenecks and geopolitical risk

⊗ Mixed regulatory history:
- Mixed safety and commercial Opex

TERRESTRIAL ENERGY
Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.
7

IMSR plant's technology and design choices drive large economic advantages

- High thermal stability of molten salt enables safe high-temperature and low-pressure operation with high inherent safety, which drives high capital and operating efficiencies, as well as power plant revenue and profitability
- TEF flexibility enables integration of natural gas as a bridge to early commercial operation and use as back-up during nuclear systems' operation
- The IMSR Plant at 390 MWe is ideally suited for data centers, industrial applications, and grid applications, including replacing fossil plants
- The IMSR Plant is a modular design for factory-built components and faster on-site assembly. It is land-use efficient – requiring a fraction of the physical footprint of conventional plants – enabling siting flexibility, lower capital costs, and shorter construction schedules

MOLTEN SALT COOLANT



The superior reactor coolant
- High thermal stability
- High radiation stability
- High heat capacity

A

High temperature
▼
Increased Plant revenues

Use of a molten salt coolant and fuel delivers high inherent safety
- Negative temperature coefficient of reactivity for inherent power control and load-following
- Fluid convection supports passive dissipation of fuel heat

B

Low pressure
▼
Lower Plant Capex

No high-pressure nuclear systems, structures, or components
- Plant simplification
- Lower costs, quicker construction time and more financeable

C

High inherent safety in Plant operations

Operates at high temperature for up to 50% greater steam turbine efficiency vs. LWR technology
- Generates up to 50% more kWh(e)s for more revenues
- More capital efficient and profitable operation

TERRESTRIAL ENERGY
Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.
8

Innovative and Patented Replaceable IMSR "Core-unit" Solves the Key Industrial Maintenance Challenge for the MSR, Releasing the technology's commercial potential

01 | IMSR Core-unit cut-away (illustrative)


Core-unit replaced every 7 years
Primary Heat Exchangers
Flow of salt
Passive cooling system
Graphite Moderator

All primary reactor components will be contained in the sealed and replaceable "Core-unit"

- Key innovation is integration of all primary reactor components into a sealed, compact and replaceable reactor vessel designed to have a 7-year operating life:
  - Reactor graphite core
  - Primary heat exchanger
  - Pumps
- This "integral" design captures commercial value through:
  - Maintenance simplicity of "plug-and-play"
  - High capital efficiency
- IMSR Plant has strong IP
  - 90 patents pending or granted across 6 invention families

02 | Cut-away reactor building, one of two in the IMSR Plant (illustrative)


A
B

The sealed IMSR Core-unit innovation delivers safety and operational simplicity for commercial operation

- Each Reactor Building houses one reactor (A) operating in one of two operating silos along with storage for six IMSR Core-units (B) arranged in two rows of three.
- At the end of each 7-year cycle, the spent IMSR Core-unit is swapped with a new one previously installed in the adjacent operating silo in a planned, safe, and efficient manner.
- Consequently, eight IMSR Core-units can be operated sequentially over the 56-year plant lifetime

TERRESTRIAL ENERGY
Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.
9

IMSR is Built on 65 Years of National Lab Proven and Demonstrated MSR Technology



1958-1969

Molten Salt Reactor (MSR) research program started in the 1950s[1, 2]

- Molten Salt Reactor Experiment (MSRE) at Oak Ridge National Laboratory (ORNL) highly successful and lays foundation for future molten salt reactor designs
- Built/operated for 13,000 hours


Primary Heat Exchanger
Flow Skirting
DRACS Heat Exchanger
Core Barrel

2010

- ORNL pre-conceptual design for Small Modular Advanced High-Temperature Reactor (Sm-AHTR), using solid fuel and molten salt cooling[4]
- Key innovation: Cartridge core design


…CEPTUAL DESIGN CHARACTERISTICS OF A DENATURED …OLTEN-SALT REACTOR WITH ONCE-THROUGH FUELING

Date Published: July 1980

Prepared by the
OAK RIDGE NATIONAL LABORATORY
Oak Ridge, Tennessee 37830
operated by
UNION CARBIDE CORPORATION
for the
DEPARTMENT OF ENERGY

1980

- Denatured Molten Salt Reactor (DMSR)[3] conceptual design developed at ORNL
- Key innovation: Use of SALEU with a once-through fuel cycle for strong proliferation defenses



>2012

Terrestrial Energy's IMSR combines these critical innovations

- Use of SALEU fuel with a once-through fuel cycle
- Integral core architecture

IMSR is a molten salt reactor that uses:

- Fluoride salt chemistry
- SALEU-fueled once-through fuel cycle
- Thermal spectrum
- Graphite moderator
- Integral reactor core architecture

1. "A Look Back: The Molten Salt Reactor Experiment." *ORNL*, 01 June 2016, https://www.ornl.gov/molten-salt-reactor/history.
2. "ORNL-2474 Molten-Salt Reactor Program Quarterly Progress." *ORNL*, https://energyfromthorium.com/pdf/MSRP-TOC.pdf.
3. Engel et al. "Conceptual Design Characteristics of a Denatured Molten-Salt Reactor with Once-Through Fueling." *ORNL*, July 1980, https://www.osti.gov/servlets/purl/5352526.
4. Greene et al. "Pre-Conceptual Design of a FluorideSalt-Cooled Small Modular Advanced High-Temperature Reactor (SmAHTR)." *ORNL*, Dec. 2010, https://info.ornl.gov/sites/publications/files/Pub26178.pdf.

Source: ResearchGate; ORNL; Company

TERRESTRIAL ENERGY
Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.
10

Compared to LWR Technology, IMSR Offers Transformative Advantages on a Range of Technical and Economic Factors

- IMSR's key technology advantage is from the use of a molten salt coolant and fuel

- Molten salt is a superior coolant relative to traditional cooling mechanisms of LWR technology (based on water, pumps, actuators, etc.) and is foundational to the compelling economic and use-case advantages of the IMSR Plant



	IMSR Plant	LWR Plant
Coolant	Molten Salt	Water
Temperature of Thermal Supply	585°C	~270°C
Net Thermal Efficiency of Electricity Generation	44%	~30%
Pressure	Low: 1 bar (atmospheric)	High: 55-150 bar
Application	Industrial heat & electric power	Electric power only
Modularity	Standardized, factory prod.	Bespoke on one-off basis
Inherent load-following	Yes	No
Construction & Commissioning Time	Under 4 Years	~10 Years
Unit Capital Cost	~$1-2 B upfront[1]	Over $10 B upfront
Capacity (net)	822 MWt / 390 MWe	1,000+ MWe
Levelized Cost of Heat ($/MMBTU)	8.60	N/A
Levelized Cost of Electricity ($/MWh)	69	Over 140[2]
Fuel Cycle	7 years	18-24 months
Waste	32% less fission product waste per kWh(e) by mass	Baseline waste quantities

1. Range for IMSR reflects estimated unit capital cost to the owner-operator at Nth Commercial Plant (NCP) status based on Terrestrial Energy internal estimates.
2. "Levelized Cost of Energy+." *Lazard*, June 2024, https://www.lazard.com/media/xemfey0k/lazards-lcoeplus-june-2024-_vf.pdf.

TERRESTRIAL ENERGY
Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.
11

Business Model

Revenues start well before construction at site development project stage and last for the entire operation of the plant

Terrestrial Energy's business is to:

- Supply engineering services for construction and operation of IMSR Plants
- Supply key nuclear components and fuel for construction and operation of IMSR Plants
- Provide a long-term supply of replacement IMSR Core-units and IMSR fuel, as well as operating and maintenance (O&M), and decommissioning services

Terrestrial Energy's customers are site developers, IMSR Plant project developers, and owner-operators

Full project lifecycle

Site and Project Development

Development Scope and Services

- Terrestrial Energy's scope: 30% of total IMSR Plant cost
- EPC Firms, component suppliers, service providers: 70% of IMSR Plant cost
- Supply of services
- Supply of components

Site selection & Feasibility Contract | Site-specific Engineering and Licensing Support Contract



Pre-construction revenues

Engineering Construction and Procurement Contract



Construction



Plant 2
Plant 3
...
Plant 2
Plant 3
...

Customer A
Investors

Customer B
Investors

IMSR Plant Operations

Life of Plant Services

- IMSR Core-unit supply every 7 years
- IMSR Plant O&M services
- IMSR Fuel Salt
- Refueling services

IMSR Plant Maintenance Contract | IMSR Plant Supply Contract | Supply of IMSR Core-units



56-year plant life

- Plant construction is financed by IMSR Plant site and project developers, and off takers
- End-users are industrial, technology, municipal, and utility off takers requiring firm, clean, low-cost high-temperature heat and/or electrical power from a near-site location
- Standardized and modular nuclear systems and components support fast plant construction, and time and cost efficiencies when scaling deployment across multiple sites with minimal site-specific customization of nuclear systems

TERRESTRIAL ENERGY

Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.

12

IMSR uses readily-available and inexpensive low-enriched uranium (LEU) in its fuel

Low-Enriched Uranium LEU[1]		High-Assay Low-Enriched Uranium HALEU (15-20)
<5% U-235	Uranium-235 enrichment level	15-20% U-235
$2,700 / kgU[1]	Cost	$32,600 / kgU[2]
Terrestrial Energy IMSR (Gen IV), Gen II/III/III+ (light-water reactors)	Typical use case	Most other Gen IV reactors today require HALEU at 15-20% U-235
Known and straightforward (both production and transportation)	Regulatory requirements	Complex and uncertain (many regulatory protocols such as waste disposal and transport not yet developed)
Centrus (US) Framatome (US) Global Nuclear Fuel (US) Westinghouse (US) / Springfields (UK) Orano (Europe) Urenco (Europe)	Key suppliers for fleet deployment	US production insignificant compared to required quantities. Existing enrichment facilities cannot be modified to produce HALEU (15-20), entirely new facilities with higher Class 2 security[3] will require years to establish at high cost.

1. Also referred to as "SALEU" or standard assay low enriched uranium, which contains less than 5% U-235
2. Norman et al. "How Much Does it Cost to Develop New Nuclear Fuel Capacity." *Third Way*, 28 June 2023, https://www.thirdway.org/blog/how-much-does-it-cost-to-develop-new-nuclear-fuel-capacity.
3. "Physical Security Requirements for Facilities with Category II Quantities of Special Nuclear Material Informational Sheet." NRC, https://www.nrc.gov/docs/ML2117/ML21172A282.pdf.

TERRESTRIAL ENERGY
Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.
13

IMSR's triple advantage – high-temperature, low-pressure operation with high inherent safety – and using LEU to deliver best-in-class capital efficiency with speed to fleet scale

585 °C

IMSR heat supply is best-in-class, vs 270-299 °C from Gen III+ and 440-585 °C from other Gen IV competitors

44% vs 30%

Electricity is generated up to ~50% more efficiently than light water reactor nuclear power plants

$8.6

Exceptional levelized cost of heat (LCOH) $8.6 per MMBtu1

$69

Exceptional levelized cost of electricity (LCOE) $69 per MWh(e)1 for dispatchable/ base load applications

822 MWt

IMSR Plant provides co-located or near-location cogeneration at industrial scale (822 MWt / 390 MWe net)

65 years

IMSR builds on over 65 years of proven, prototyped and demonstrated molten salt technology using innovative enhancements applied to the U.S. DOE's Oak Ridge National Lab's base design

50+ years

Long operational life of IMSR Plants

Fuel at standard enrichment

IMSR Plant uses low enriched uranium (LEU) in its fuel, readily available from North American and Western European sources

TERRESTRIAL ENERGY
Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.
14

Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved. 15 Blue-chip service and major component suppliers support deployment readiness Awards to top-tier suppliers of engineering and operations services inspire nuclear market confidence Plant & Infrastructure Nuclear fuel R&D and System Testing Graphite Services * * Predominantly U.S. supply chain enables best use of local economic benefits and tax credits *Tier 2 supplier; subcontractor to Westinghouse Contracts entered with leading group of suppliers for services and components *

Terrestrial Energy is scaling up its IMSR plant project pipeline

- Market demand and policy developments are driving deployment in major markets
- Terrestrial Energy recent developments illustrate path-to-market, and strategy for fast deployment of an IMSR Plant fleet operating in the 2030s

Mining · Ammonia and hydrogen · Data centers · Capital goods · Utilities · Industrials

Basic materials · Petrochemicals and plastics · Marine propulsion · Chemicals · Fossil fuel retrofits · Merchant power

10+ Projects

- Off-takers/customers
- Consortium Partners
- Site owners

15+

10 projects already formed from 15+ consortium relationships involved in projects, including potential customers seeking IMSR to meet power requirements and capable of delivering further projects.

50+

Portfolio of 50+ consortium relationships with the potential to deliver additional projects to deploy IMSR Plants covering a range of deployment use-cases including co-location for data center power supply, co-located industrial plant heat and power supply, and distributed on-grid generation

Recent commercial developments

Milestone	Description
CNSC VDR April 2023	Completion of CNSC's regulatory review of IMSR Plant
MOU November 2024	Signs MOU to collaborate on IMSR Plant development and deployment
Public Announcement February 2025	Texas A&M announces plans to site a commercial IMSR Plant at its RELLIS campus
Public Announcement June 2025	Partners with Ameresco for US site identification, project development, design, licensing, construction and operation of IMSR plants
Public Announcement September 2025	NRC completes Safety Evaluation of IMSR Principal Design Criteria and approves Topical Report
Public Announcement September 2025	Selected for DOE Office of Nuclear Energy Advanced Pilot Program and Fuel Line Pilot Program, advancing IMSR nuclear supply chain strategy
Public Announcement November 2025	Signed contract with Westinghouse supporting IMSR fuel supply chain development
Public Announcement May 2026	NRC issues its Safety Evaluation Report (SER) approving the Company's Postulated Initiating Events (PIE) Topical Report
Public Announcement May 2026	Announces collaboration to develop a best-in-class pairing of data centers with co-located advanced nuclear plants targeting 4GWe.
Public Announcement June 2026	Texas A&M signs site and R&D agreements to facilitate testing and cover projects, including the planned commercial IMSR Plant.

TERRESTRIAL ENERGY
Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.
16

Tracking 2026 guidance. Catalysts and positioning for long-term growth

PILLARS	2026 DRIVERS	EXPECTED FUTURE DRIVERS
Engineering developments & regulatory approvals	• NRC approves Principal Design Criteria and Postulated Initiating Events methodology Topical Reports and issues Safety Evaluation Reports (SER) • Submission of at least two further IMSR Topical Reports each further readiness of NRC operating license application • Construction of DOE partnership TETRA pilot reactor	• Construction and operation of DOE partnership TETRA pilot reactor • Submission and approval of NRC Construction Permit for commercial IMSR Plant unlocks construction start and construction-phase revenues • Testing data from NRG, TETRA and others, including testing at Texas A&M, advances readiness for NRC Operating License applications for commercial plant operation • Readiness for NRC Operating License demonstrated through series of Topical Report submissions and NRC SER issuance. • NRC Operating License approvals unlock commercial operation of IMSR Plants, operating-phase revenues, and a clear path to repeatable construction and licensing process for further plants and deployment at scale
Supply Chain developments and expansion	• Suppliers announced for TETRA & TEFLA, including for engineering and construction, and for component and fuel supply • Graphite irradiation testing at NRG Petten advances for material qualification	• Construction and operation of DOE-partnership TEFLA fuel line pilot establishing blueprint for proprietary fuel production • Sites and suppliers for IMSR Core-unit manufacturing and fuel production plants selected and construction commences supporting commercial operations of first IMSR plants
IMSR Plant project pipeline developments and expansion	• Riot Platforms MOU partnership established for best-in-class SMR and data center pairing incorporating use of NG supply bridge • Details of 1 to 3 additional IMSR Plant projects to be announced in FY 2026 expanding indicative power capacity of project pipeline • Land-use & R&D agreements announced with the Texas A&M System to secure site control of ~44 acres at RELLIS enabling completion of site characterization studies required for NRC Construction Permit application • Engineering & project management office opened at RELLIS	• Series of preliminary power off-take contracts and MOUs catalyze IMSR Plant project formation driving project development to pre-construction and construction phase revenues • Milestone-rich IMSR Plant project development schedules repeatedly demonstrates supplier, construction and regulatory execution, as well as market-demand pull across data center, industrial heat, and coal-replacement SAM verticals • Progress with initial IMSR plant projects from start of construction and operation become powerful catalysts for IMSR Project portfolio expansion to fleet scale deployment in 2030s with a path to a ~$2.3 SAM in 2050

TERRESTRIAL ENERGY
Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.
17

Terrestrial Energy's capital-light business model taps four revenue streams across the IMSR Plant's 50+ year lifecycle and starts before construction

Segment	Description	Cumulative revenue $M	Gross Margin %	% of Revenue
Pre-construction services	Site selection, site and use-specific engineering studies for construction and licensing planning preparation	$98	23%	4%
Construction services & component supply	Supply of services and components as set out in the Company's Product Delivery Model for construction and commissioning of an IMSR Plant	$477	26%	17%
Post-construction IMSR Core-unit supply	Supply of replacement IMSR Core-units every seven years. Contracted ongoing O&M services to the power plants for the duration of operational life (50+ years)	$1,578	33%	58%
Post construction IMSR fuel supply	Supply of IMSR Fuel Salt for the ongoing operation of an IMSR Plant	$583	40%	21%
Cumulative Totals		~$2.7B	33%	100%

Note: Unit economics reflect Terrestrial Energy management estimates at NCP status.

TERRESTRIAL ENERGY
Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.
18

Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved. 19 Terrestrial Energy’s Capital-Light Business Model Taps Four Revenue Streams Across the IMSR Plant’s 50+ year Lifecycle Pre-Construction Construction Operating Pre-construction services Gross Margin 26% $98 $1,381 $460 Revenue Gross Profit $98 $797 $1,840 $23 $240 $644 Post construction IMSR fuel supply 33% $197 $1,381 Post-construction IMSR Core-unit supply 40% $123 $460 Construction services & component supply 26% $477 $98 T-4 T-3 T-2 T-1 T-0 T+1 T+2 T+3 T+4 T+5 … T+56

Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved. 20 Terrestrial Energy Leadership A proven leadership team A leadership team with extensive experience across scientific, commercial, and policy realms Simon Irish CEO, Director • Extensive investment banking and investment management experience • Former U.S. investment head of a leading global investment business David LeBlanc, PhD CTO, Director • Globally recognized expert on molten salt reactors • Sole private sector member to Gen IV International Forum inter-government research group on advanced reactors William Smith, P. Eng. COO • Over 40 years of experience in nuclear energy • Former SVP of Siemens Energy Canada • Former VP at Ontario Power Generation Brian Thrasher, CPA CFO • Over 25 years of financial management experience holding executive management positions at multibillion-dollar companies • Former CFO at Hilco Transport, Inc. Robin Rickman VP Business Strategy • Over 40 years of nuclear experience, including with U.S. Navy/DoD, U.S. DoE, and private sector • Former Director of Westinghouse New Reactor Projects Sarfraz Taj VP Business Development • Over 20 years of nuclear experience, including supporting operating reactors, project development, and corporate transactions • Former Director of M&A and Strategic Projects at Constellation Energy

Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved. 21 Iftikhar Haque VP Nuclear Supply Chain • Over 35 years of supply chain experience, over 20 in the utilities sector as a supply chain leader • Former VP supply chain at multiple utilities and suppliers David O’Keefe VP Business Development & Project Management • Over 25 years of experience in the energy industry, including the nuclear fuel cycle and wholesale electric power • Former Director of Business Development at Centrus Energy Corp Frank Akstulewicz Licensing Manager • Over 40 years of experience with the NRC, serving in numerous executive leadership and staff positions within the agency • Former Branch Chief of the Nuclear Performance and Code Review Branch in NRR Dara Harrison VP Human Resources • Over 20 years of human resources experience supporting the engineering and energy industries within the United States and Canada • Former HR leader at many companies including Eaton, AtkinsRéalis and Fluor Jim Howe VP Government Relations • Over 20 years of experience in Washington, DC, serving in government affairs, policymaking, advocacy, and communications roles Terrestrial Energy Leadership A leadership team with extensive experience across scientific, commercial, and policy realms A proven leadership team • More than 30 years of external affairs experience for publicly traded companies in technology and life sciences. • Former VP External Affairs at Wolfspeed; VP Communications, Pharma Services at Thermo Fisher Scientific Tyler Gronbach VP IR and PR

TERRESTRIAL ENERGY

Compelling demand tailwinds

AI data center growth, grid reliability, and energy security are driving secular changes and unprecedented demand for clean firm power and SMR innovation

Most capital-efficient SMR

Proprietary Gen IV IMSR technology incorporating tested and demonstrated DOE molten salt technology, fueled with LEU for fast deployment at scale

$2.3T SAM by 2050

Data center power, industrial heat, and coal replacement across OECD markets — with early-mover advantage in each vertical

Capital-light, high-margin revenue model beginning before construction

Speed-to-market in 2030s at fleet scale, with per-plant revenue beginning at site development and recurring across a 50+ year operating life

Plant, supplier and regulatory milestones

Track record of design, supply chain and regulatory developments delivering multiple consequential milestones

TERRESTRIAL ENERGY
Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.
22

Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved. 23 Glossary Term Definition Base load The minimum amount of electric power delivered or required over a given time period at a steady rate. Core-unit The term to denote the vessel that contains the primary components of the IMSR, the reactor core, heat exchangers, pumps, etc. DOE and LPO The United States Department of Energy, and its affiliated Loan Programs Office, which provides loan guarantees to assist in financing energy infrastructure projects. FCP/NCP An engineering concept referring to First Commercial Plant and Nth Commercial Plant, reflecting the reduction in price as processes mature and companies proceed along the learning curve. Terrestrial Energy’s unit economics are based on NCP estimates, projected to be achieved at the 20th IMSR Plant. Full lifecycle The full lifespan of a specific plant, including pre-construction, construction, operations, and decommissioning. Gen IV Generation IV nuclear technology, which improves upon Generation III+ technologies (current reactors) through two important improvements: 1) ability to generate high-temperature heat (>400 °C) appropriate for use in industrial applications, and 2) high inherent safety incorporated into the design, versus active and passive safety systems of previous generations. Generation IV technology governed by the Generation IV International Forum, an intergovernmental forum representing 40 countries. HALEU (15 -20) HALEU (15 – 20) stands for “High-Assay Low Enriched Uranium” enriched to 15-20% (>15% is required for several other Gen IV nuclear technology) LEU aka SALEU LEU stands for “Low Enriched Uranium,” it is also referred to as “SALEU” or standard assay low enriched uranium, which is U-235 which has been enriched to <5%. Currently. SALEU is readily commercially available from North American and Western European suppliers. Inherent safety A proactive approach to process safety in which hazards are eliminated or lessened to reduce risk without engineered or procedural intervention. A nuclear reactor with high inherent safety may rely upon natural phenomenon such as natural circulation or negative feedback power coefficients to achieve a safe state as opposed to older plants that use active safety (e.g. pumps, actuators, valves) to manage risk. kWe/MWe vs. kWth/MWth The distinction between power being generated for electricity (“e”) versus for thermal/heat (“th”). Generating electricity is a direct function of the thermal efficiency of the plant. In the IMSR’s case, the plant generates 822 MWth or 390 MWe. kWh/MWh Kilowatt-hour / megawatt-hour, or the production of that amount of energy for an hour. LCOE Levelized cost of electricity. A measure of the all-in cost of electricity generation to the owner/operator over the life cycle of the plant, including upfront CAPEX, ongoing OPEX, etc. LWR aka Legacy nuclear Nuclear reactor technologies used in the market today, such as Boiling Water Reactors and Pressurized Water Reactors. They are classified as “Generation III+” or below. Load-following A power plant that can adjust its power output on demand. U.S. NRC / CNSC United States Nuclear Regulatory Commission and Canadian Nuclear Safety Commission, respectively, government agencies of their respective countries tasked with regulating civilian uses of nuclear energy. OECD Organisation of Economic Co-operation and Development, a multilateral organization of 38 member countries, the majority of which are high-income economies. Utilization factor A measure of “uptime” for a facility, which reflects total operating time less planned and unplanned downtime for maintenance, etc. Utilization factors of 90-95% are typical for nuclear power plants. VDR Vendor Design Review. A voluntary high-level review process offered by the CNSC to provide pre-licensing feedback regarding the extent to which the reactor design meets CNSC requirements.

High-temperature, High-quality Industrial Process Heat in OECD is a Primary Market

Primary energy consumption
(Quadrillion BTUs)[1]



886
668
420
605
Non OECD
248
281
OECD
2025
2050

US EIA has estimated **248 quads** of primary energy consumption in 2025, growing to **281 quads by 2050**

×

10% of primary energy consumption is high-temp industrial process heat[2]

×

2.93×10^8 MWh / quad[3]

÷

822 MWth

÷

8,322 hours / year
(95% utilization factor[4])

=

Implied number of IMSR Plants



1,062
1,205
2025
2050

Current market size implied to be **~1,000 IMSR Plants**, growing to **>1,200 by 2050**

×

$931 M / IMSR Plant[5]

Cumulative upfront and average annual recurring revenue to Terrestrial Energy per IMSR Plant

=

Implied SAM
(US$ T)



+0.5% CAGR
$1.0
$1.2
2025
2050

Implied serviceable addressable market (US trillions)

1. US EIA, International Energy Outlook, World total primary energy consumption by region (reference case)
2. German Energy Agency (dena), Powerfuels in Industry: Process Heat (20% of all heat being industrial process heat) multiplied IEA, Industrial heat demand by temperature range (50% of industrial process heat being up to 400 °C, an underestimate as IMSR can supply up to 585 °C)
3. Conversion factor, i.e. mathematical constant
4. Assumption of uptime, i.e. operating time less maintenance and other downtime events, calculated as 24 hours/day × 365 days/year × 95% utilization factor
5. Cost of constructing and operating the IMSR Plant are the same regardless of whether the end customer elects to use it for heat or electricity

TERRESTRIAL ENERGY
Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.
24

Global Nuclear Electricity Generation in OECD Markets Represents a Large Additional Primary Market

Demand for nuclear power (GWe)[1,2]



1,172
693
Non OECD
413
136
277
479
OECD
2023
2050

McKinsey & Company projects significant new nuclear capacity demand to meet both dispatchable power demand and net-zero targets

×

1,000 MWe / GWe

÷

390 MWe / IMSR Plant

Each IMSR Plant (2x reactor Core-units) able to generate 390 MWe electricity (net)

=

Implied number of IMSR Plants



1,228
710
2023
2050

Current market size implied to be **>700 IMSR Plants**, growing to **>1,200 by 2050**

×

$931 M / IMSR Plant[3]

Cumulative upfront and average annual recurring revenue to Terrestrial Energy per IMSR Plant

=

Implied SAM (US$ T)



+2.0% CAGR
$0.7
$1.1
2020
2050

Implied serviceable addressable market (US trillions)

1. McKinsey & Company, What will it take for nuclear power to meet the climate challenge?
2. US EIA, calculated share of nuclear electricity installed generating capacity OECD and World
3. Cost of constructing and operating the IMSR Plant are the same regardless of whether the end customer elects to use it for heat or electricity

TERRESTRIAL ENERGY

Terrestrial Energy Inc. Proprietary Information - All Intellectual Property Rights Reserved.

25